Exhibit 99.1

ROMEO POWER ANNOUNCES FIRST QUARTER 2021 FINANCIAL RESULTS

LOS ANGELES, Calif (May 13, 2021) Romeo Power, Inc. (“Romeo Power” or the “Company”) (NYSE: RMO), an energy technology leader delivering advanced electrification solutions for complex commercial vehicle applications, today announced its financial results for the first quarter ended March 31, 2021.

First Quarter Financial Update

•Generated revenues of $1.1 million for the first quarter of 2021
•Cash, cash equivalents and investments decreased by $4.9 million from December 31, 2020
•Cash, cash equivalents and investments as of March 31, 2021 of $287.5 million

Recent Business Highlights

•Winning the trust of key OEMs: Romeo Power has secured a long-term supply agreement whereby PACCAR will purchase the company’s battery packs and battery management software for heavy-duty battery-electric Peterbilt 579EVs and Peterbilt 520EV refuse trucks in North America
•Affirming position as trusted electrification provider: Romeo Power and Heritage Environmental Services have selected OEM participants in the Heritage-Romeo Power Fleet Electrification Program
•Securing long-term agreements: Romeo Power continues to both enter into and execute on long-term agreements with OEMs and fleet managers
•Negotiating cell supply agreements: Romeo Power is well positioned to sign an agreement shortly for multiple GWh through a long-term supply commitment with a top tier battery cell partner
•Qualifying commercial battery cell suppliers: Romeo Power is actively collaborating with both established players and newer entrants to qualify additional battery cell suppliers that meet the Company’s rigorous requirements for use in heavy-duty Class 6, 7 and 8 trucks

Management Commentary

“Demand for vehicle electrification continues to grow. As we look at the sheer size of the opportunity, we are focusing on meeting this accelerating demand, starting with heavy-duty long-range vehicles that require the most durable and effective EV solutions,” commented Lionel Selwood, Jr., Chief Executive Officer of Romeo Power. He continued: “As we mark our fifth year as a company, we continue to leverage our advanced engineering expertise to push our technology and enhance relationships with key industry players, driven by a shared objective to continue innovating and pushing EV technology forward. We are proud to have earned the trust of industry leaders, including those who face some of the most formidable electrification challenges, such as cost-effective long-haul trucking, and we look forward to working with the key industry players to develop and commercialize safe, durable and cost-effective battery system solutions.

The OEMs and fleet managers that are serious about electrification recognize that Romeo Power’s solutions can deliver superior uptime, profit-per-mile and return on investment, a winning combination for customers, suppliers and investors. This is evident in Romeo Power’s recent wins, including a long-term agreement with leading commercial vehicle maker PACCAR, the maker of light-, medium- and heavy-duty trucks under the Peterbilt, Kenworth and DAF nameplates. The level of trust placed in Romeo Power by PACCAR to help them achieve their ambitious electrification goals speaks volumes.

During the first quarter, Romeo Power and Heritage Environmental Services selected the OEMs who will participate in the Heritage– Romeo Power Fleet Electrification Program. This includes PACCAR, Lion Electric and Nikola, leading manufacturers that will now be fitted with Romeo Power’s cutting-edge electrification solutions. These packs will be supplied under existing contracts and are subject to successful validation in the pilot phase of the program. Romeo Power has demonstrated its capability to help major fleet owners meet their electrification goals, and has made building these relationships a go-to-market priority.

Romeo Power has prioritized collaboration with ecosystem participants and is proud to be accelerating industry progress via our unique testing capabilities so we can all meet the moment and deliver on the promise of EVs everywhere.”

Conference call information

Romeo Power will host a conference call at 2:00 p.m. U.S. Pacific Time (5:00 p.m. U.S. Eastern Time) today, May 13, 2021. Participating on the call will be Lionel Selwood, Jr., President and Chief Executive Officer, and Lauren Webb, Chief Financial Officer, of Romeo Power. To access the conference call, parties should visit the events section of the Investor Relations website at https://investors.romeopower.com/. A recording of the webcast will also be available following the conference call.

Forward Looking Statements

Certain statements in this press release may constitute “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, including, without limitation, express or implied statements concerning the Company’s expectations regarding its future financial performance, revenues and capital expenditures, the Company’s expectations with respect demand for its products, the magnitude and timing of future contracts, the availability and pricing of battery cells, the Company’s ability to secure long-term sourcing commitments, and the results of the Heritage-Romeo Power Fleet Electrification Program are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Romeo Power’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: Romeo Power’s ability to execute on its plans to develop and market new products and the timing of these development programs; Romeo Power’s estimates of the size of the markets for its products; the rate and degree of market acceptance of Romeo Power’s products; the success of other competing technologies that may become available; Romeo Power’s ability to identify and integrate acquisitions; the performance of Romeo Power’s products and customers; potential litigation involving Romeo Power; demand for battery cells and supply shortages; the potential effects of COVID-19; and general economic and market conditions impacting demand for Romeo Power’s products. You should carefully consider the foregoing factors and the other risks and uncertainties described in Romeo Power’s Annual Report on Form 10-K for the year ended December 31, 2020, and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by the Company. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from those implied by our forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Romeo Power undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Note Regarding Use of Non-GAAP Financial Measures

This press release contains non-GAAP financial measures, including EBITDA and Adjusted EBITDA. “EBITDA” is defined as earnings before interest income and expense, income tax expense or benefit, and depreciation and amortization. “Adjusted EBITDA” has been calculated using EBITDA adjusted for, stock-based compensation, and the change in fair value of Public and Private Placement Warrants. The Company believes that both EBITDA and Adjusted EBITDA provide additional information for investors to use in (1) evaluating our ongoing operating results and trends and (2) comparing our financial performance with those of comparable companies, which may disclose similar non-GAAP financial measures to investors. These non-GAAP measures provide investors with incremental information for the evaluation of our performance after isolation of certain items deemed unrelated to our core business operations. EBITDA and Adjusted EBITDA are presented as supplemental measures to our GAAP measures of performance. When evaluating EBITDA and Adjusted EBITDA, you should be aware that we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Furthermore, our computation of Adjusted EBITDA may not be directly comparable to similarly titled measures computed by other companies, as the nature of the adjustments that other companies may include or exclude when calculating Adjusted EBITDA may differ from the adjustments reflected in our measure. Because of these limitations, EBITDA and Adjusted EBITDA should not be considered in isolation, nor should these measures be viewed as a substitute for the most directly comparable GAAP measure, which is net income (loss). As appropriate, the most directly comparable GAAP financial measures and information reconciling these non-GAAP financial measures to the Company’s financial results prepared in accordance with GAAP are included in this press release.

About Romeo Power, Inc.

Founded in 2016 and headquartered in Los Angeles, California, Romeo Power (NYSE: RMO) is an energy technology leader delivering advanced electrification solutions for complex commercial vehicle applications. The Company’s suite of advanced hardware, combined with its innovative battery management system, delivers the safety, performance, reliability and configurability its customers need to succeed. Romeo Power's 113,000 square-foot manufacturing facility brings its flexible design and development process in-house to pack the most energy dense modules on the market. To keep up with everything Romeo Power, please follow the Company on social @romeopowerinc or visit https://romeopower.com.

Financial Statements
Romeo Power, Inc.
Unaudited Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
(Dollar amounts in thousands, except share and per share data)

	Three Months Ended March 31,
	2021		2020
REVENUES:
Product revenues	$341		$1,588
Service revenues	—		52
Related party service revenues	713		882
Total revenues	1,054		2,522
COST OF REVENUES:
Product cost	4,238		2,729
Service cost	—		153
Related party service cost	589		750
Total cost of revenues	4,827		3,632
GROSS LOSS	(3,773)		(1,110)
OPERATING EXPENSES:
Research and development	3,771		1,802
Selling, general and administrative	17,999		2,907
Total operating expenses	21,770		4,709
OPERATING LOSS	(25,543)		(5,819)
Interest expense	(7)		(254)
Interest income	90		—
Change in fair value of public and private placement warrants	116,125		—
INCOME (LOSS) BEFORE INCOME TAXES AND LOSS IN EQUITY METHOD INVESTMENTS	90,665		(6,073)
Loss in equity method investments	(643)		(696)
Provision for income taxes	(10)		—
NET INCOME (LOSS)	90,012		(6,769)

OTHER COMPREHENSIVE LOSS
Available-for-sale debt investments:
Change in net unrealized losses, net of income taxes	(342)		—
Net losses reclassified to earnings, net of income taxes	38		—
Total other comprehensive loss, net of income taxes	(304)	$(304)	—
COMPREHENSIVE INCOME (LOSS)	$89,708		$(6,769)

Net income (loss) per share
Basic	$0.70		$(0.09)
Diluted	$0.66		$(0.09)
Weighted average number of shares outstanding
Basic	128,788,715		74,647,985
Diluted	135,812,697		74,647,985

Romeo Power, Inc.
Unaudited Condensed Consolidated Balance Sheets
(Dollar amounts in thousands)

	March 31, 2021	December 31, 2020
ASSETS
Current assets
Cash and cash equivalents	$41,278	$292,442
Investments	246,215	—
Accounts receivable, net of allowance for expected credit loss of $213 and $238 at March 31, 2021 and December 31, 2020, respectively	1,444	841
Inventories, net	5,689	4,937
Insurance receivable	6,000	6,000
Deferred costs	998	—
Prepaid expenses and other current assets	9,306	1,269
Total current assets	310,930	305,489
Restricted cash	1,500	1,500
Property, plant and equipment, net	6,321	5,484
Equity method investments	38,357	35,000
Operating lease right-of-use assets	5,411	5,469
Other noncurrent assets	2,893	3,100
TOTAL ASSETS	$365,412	$356,042

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$5,033	$2,900
Accrued expenses	3,094	2,844
Contract liabilities	1,672	815
Current maturities of long-term debt	2,783	2,260
Operating lease liabilities, current	855	853
Legal settlement payable	6,000	6,000
Other current liabilities	248	384
Total current liabilities	19,685	16,056
Commitments and contingencies
Long-term debt, net of current portion	559	1,082
Public and private placement warrants	11,921	138,466
Operating lease liabilities, net of current portion	4,661	4,723
Other noncurrent liabilities	—	17
Total liabilities	36,826	160,344

Stockholders’ equity
Preferred stock ($0.0001 par value, 10,000,000 shares authorized, no shares issued and outstanding at March 31, 2021 and December 31, 2020)	—	—
Common stock ($0.0001 par value, 250,000,000 shares authorized, 130,529,147 and 126,911,861 shares issued and outstanding at March 31, 2021 and December 31, 2020, respectively)	13	12
Additional paid-in capital	416,308	373,129
Accumulated other comprehensive loss	(304)	—
Accumulated deficit	(87,431)	(177,443)
Total stockholders’ equity	328,586	195,698
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$365,412	$356,042

Romeo Power, Inc.
Unaudited Condensed Consolidated Statement of Cash Flows
(Dollar amounts in thousands)

	Three Months Ended March 31,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$90,012	$(6,769)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	505	482
Stock-based compensation	6,553	277
Inventory provision	392	—
Change in fair value of public and private placement warrants	(116,125)	—
Loss in equity method investments	643	696
Non-cash lease expense—operating leases	58	57
Non-cash lease expense—finance leases	71	71
Other	(113)	—
Changes in operating assets and liabilities:
Accounts receivable	(603)	26
Inventories	(1,144)	(961)
Prepaid expenses and other current assets	(7,023)	691
Accounts payable	2,630	853
Accrued expenses	250	441
Interest accrued on notes payable	—	239
Deferred costs	(998)	—
Contract liabilities	857	367
Operating lease liabilities	(60)	(53)
Other, net	(77)	(48)
Net cash used in operating activities	(24,172)	(3,631)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of investments	(281,124)	—
Proceeds from maturities of investments	32,318	—
Proceeds from sales of investments	1,300	—
Equity method investment	(4,000)	—
Capital expenditures	(1,617)	(601)
Net cash used in investing activities	(253,123)	(601)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of convertible notes	—	4,924
Issuance of term notes	—	750
Issuance of common stock	—	1,277
Exercise of stock options	4,681	—
Exercise of stock warrants	21,526	—
Principal portion of finance lease liabilities	(76)	(69)
Net cash provided by financing activities	26,131	6,882
Net change in cash, cash equivalents and restricted cash	(251,164)	2,650
Cash, cash equivalents and restricted cash, beginning of period	293,942	1,929
Cash, cash equivalents and restricted cash, end of period	$42,778	$4,579

Reconciliation of cash, cash equivalents and restricted cash to the condensed consolidated balance sheets:
Cash and cash equivalents	$41,278	$3,079
Restricted cash	1,500	1,500
Total cash, cash equivalents and restricted cash	$42,778	$4,579

Romeo Power, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Dollar amounts in thousands)

	Three Months Ended March 31,
	2021	2020
Net income (loss)	$90,012	$(6,769)
Interest expense	7	254
Interest income	(90)	—
Provision of income taxes	10	—
Depreciation and amortization expense	505	482
EBITDA	$90,444	$(6,033)
Stock-based compensation	6,553	277
Change in fair value of public and private placement warrants	(116,125)	—
Adjusted EBITDA	$(19,128)	$(5,756)

Contacts:

Romeo Power

For Investors
ICR, Inc.
RomeoPowerIR@icrinc.com

For Media
Sheila Ennis / Danielle Bell
510.604.8027 / 213.514.2136
amg-romeopower@abmac.com